Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of DK Investors, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of DK Investors, Inc. for the period of January 1, 2003 through June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), as applicable, and that information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of DK Investors, Inc. for the stated period.


     By:    /s/ Harry Nadler
            -----------------------------------------------
            Harry Nadler, Executive Vice President
             (Signature)          (Title)

     Date:  August 29, 2003
            ---------------
                (Date)

A signed original of this written statement required by Section 906 has been provided to DK Investors, Inc. and will be retained by DK Investors, Inc. and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by DK Investors, Inc. for purposes of the Securities Exchange Act of 1934.


      By:   /s/ Harry Nadler
            -----------------------------------------------
            Harry Nadler, Executive Vice President
              (Signature)          (Title)

      Date: August 29, 2003
            ---------------
                (Date)